Future Accounting Developments	12 Months Ended
Oct. 31, 2019
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Future Accounting Developments
5	Future Accounting Developments
The Bank actively monitors developments and changes in accounting standards from the IASB, as well as requirements from the other regulatory bodies, including OSFI. The Bank is currently assessing the measurement impact of the adoption of new standards issued by the IASB will have on its consolidated financial statements and also evaluating the alternative elections available on transition.
Effective November 1, 2019
Leases
In January 2016, the IASB issued IFRS 16 Leases (IFRS 16), which replaces IAS 17, Leases (IAS 17), requiring a lessee to recognize an asset for the right to use the leased item and a liability for the present value of its future lease payments. IFRS 16 will generally result in all operating leases being recorded on the Bank’s balance sheet as a right-of-use
(ROU) asset with a corresponding lease liability. The Bank will also recognize amortization expense on the ROU asset in non-interest
expenses and interest expense on the lease liability in interest expenses, in the statement of income. IFRS 16 substantially carries forward the lessor accounting requirements in IAS 17.
The Bank will apply IFRS 16 on a modified retrospective basis by adjusting the consolidated balance sheet as at November 1, 2019, the date of initial application, with no restatement of comparative periods. The Bank will elect certain transition elections that include:

•	Measure the ROU asset at the date of initial application as equal to lease liability with certain adjustments.
•	Not apply IFRS 16 to operating leases with a remaining lease term of less than 12 months (short-term leases) or low value assets.
•	Not apply IFRS 16 to leases of intangible assets.
The adoption of IFRS 16 as at November 1, 2019 is expected to result in an increase to total assets of approximately $3.7 billion, substantially representing real estate leases and an increase in lease liabilities of approximately $3.7 billion. The Bank estimates that the adoption of IFRS 16 will also decrease its CET1 capital ratio by approximately
10 bps.
IFRIC 23 Uncertainty over income tax treatments
On June 7, 2017, the IASB issued IFRIC 23 that is effective for the Bank beginning November 1, 2019. The interpretation clarifies the accounting for uncertainties over income taxes. The interpretation clarifies application of recognition and measurement requirements in IAS 12
I
ncome
T
axes when there is uncertainty over income tax treatments. The impact on the Bank’s consolidated financial statements is not material.
Employee Benefits
On February 7, 2018, the IASB issued narrow-scope amendments to pension accounting that is effective for the Bank beginning November 1, 2019. The amendments relate to when a plan amendment, curtailment or settlement has occurred. In such instances, the Bank is required to use updated assumptions to determine current service cost and net interest for the remainder of the reporting period after the change to the plan. For the Bank, the narrow
-
scope amendments are to be applied prospectively to plan amendments, curtailments and settlements occurring after November 1, 2019.
Effective November 1, 2020
Definition of business
On October 22, 2018, the IASB issued a narrow-scope amendment to IFRS 3 Business Combination. The amendments will help companies determine whether an acquisition is of a business or a group of assets. Distinguishing between a business and a group of assets is important because an acquirer recognizes goodwill only when acquiring a business. The amendments apply to transactions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after January 1, 2020. Earlier adoption is permitted. The amendments will apply prospectively to new transactions.
Interest Rate Benchmark Reform
The IASB issued amendments to IFRS 9, IAS 39 and IFRS 7 on September 26, 2019, to amend certain
requirements for hedge accounting in order to support the provision of useful information by entities during the period of uncertainty arising from the phase out of interest rate benchmarks (e.g. interbank offered rates – IBORs). The amendments aim to provide relief for financial instruments qualifying for hedge accounting which are
 affected during the period of uncertainty leading up to contractual rate replacement. The amendments would no longer apply once uncertainties arising from IBOR reform are no longer present. The amendments require providing specific disclosures for the affected hedging relationships. The amendments are effective for the Bank from November 1, 2020. Early application is permitted. The Bank is currently assessing the impact and extent of disclosure requirements.
Effective November 1, 2021
Insurance Contracts
On May 18, 2017, the IASB issued IFRS 17 Insurance Contracts, which provides a comprehensive principle-based framework for the measurement and presentation of all insurance contracts. The new standard will replace IFRS 4 Insurance Contracts and requires insurance contracts to be measured using current fulfillment cash flows and for revenue to be recognized as the service is provided over the coverage period. The standard is required to be adopted retrospectively, if this is impractical, the modified retrospective or fair value method may be used.
The IASB issued an exposure draft on June 26, 2019 proposing some amendments to IFRS 17, including a proposal to defer the effective date, by one year, to annual periods on or after January 1, 2022. The Bank continues to monitor developments related to the standard and industry discussions on the application of the standard.
The project to implement IFRS 17 is a multi-year project consisting of technology upgrades and policy and process changes. The project structure and governance has been established along with a Project Management Office to assist the Executive Steering and Project Operations Committees. The committees comprise of representatives from Global Finance, Global Insurance Actuarial Services, Information Technology and the Insurance Business Operation. The Bank has completed a preliminary gap analysis of the differences between IFRS 4 and IFRS 17, an initial contract scoping assessment and project plan. The Bank has determined that it will require new technology to manage the insurance business and prepare additional disclosures, for the separate insurance legal entity financial statements, under the new standard. During 2020 the Bank will continue to evaluate the impact to existing IT systems and processes and formulate the accounting policies under IFRS 17 in order to perform an initial quantification of the impact to the new standard.